UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 25, 2011

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 25, 2011, Skinny Nutritional Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) and a separate consulting agreement (the “Consulting Agreement”) with Mr. Jon Bakhshi (the “Investor”).

Pursuant to the Purchase Agreement, the Investor purchased, at a purchase price of $0.03 per share of common stock, an aggregate of (i) 10,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) Class A Warrants to purchase 10,000,000 shares of Common Stock which are exercisable at $0.035 per share for a period of 18 months commencing on the date of issuance (the “Class A Warrants”), and (iii) Class B Warrants to purchase 10,000,000 shares of Common Stock which are exercisable at $0.04 per share for a period of 24 months commencing on the date of issuance (the“Class B Warrants”). The Company received total proceeds of $300,000 under the Purchase Agreement and intends to use such proceeds for working capital and general corporate purposes.

Pursuant to the Consulting Agreement, the Company engaged the Investor to perform consulting services related to the Company’s marketing, distribution and general business functions (the “Services”). The Consulting Agreement is for a term of twelve months, unless sooner terminated by either party in accordance with its terms. In addition, the Investor may perform additional services for the Company related to certain strategic initiatives (the “Additional Services”) for which it shall be entitled to additional compensation. Upon successful completion of a strategic initiative, the Company shall award 5,000,000 shares of Common Stock to the Investor; however, the maximum number of additional shares of Common Stock to which the Investor may be entitled for performing Additional Services is 20,000,000 shares. The Company shall have the discretion to approve in advance whether the Investor provides any Additional Services. The strategic initiatives relate to the following areas: (i) trademark and licensing; (ii) celebrity endorsements; (iii) event sponsorships; (iv) restaurant and hotel sales; (v) strategic alliances; and (vi) other marketing or promotional endeavors or strategic relationships approved by the Company’s Board of Directors.

As compensation for the Services to be provided under the Consulting Agreement, the Company shall pay to the Investor a consulting fee of 10,000,000 restricted shares of the Company’s Common Stock (the “Consulting Shares”) as follows: (i) 2,500,000 Consulting Shares shall be issued upon the date of execution of the Consulting Agreement, and (B) 618,818 Consulting Shares shall be issued each month thereafter, unless the Consulting Agreement is sooner terminated. The Consulting Agreement may be immediately terminated by the Company at any time upon written notice of such termination to Consultant, provided, however, that in the event the Agreement is terminated prior to the issuance of at least 5,000,000 Consulting Shares, the Company shall issue the Consultant such number of shares of Common Stock such that the Investor shall have been issued at least 5,000,000 Consulting Shares prior to termination.

The securities of the Company offered and sold to the Investor under the Purchase Agreement and issuable under the Consulting Agreement were offered, sold and issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) as transactions not involving any public offering.  The Investor represented to the Company that it is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act, that it acquired the securities for investment purposes and that such securities were issued without any form of general advertising or general solicitation. Such securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 3.02	Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 concerning the issuance of the shares of Common Stock, Class A Warrants, Class B Warrants and Consulting Shares to the Investor is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

As of February 11, 2011, the Company entered into Stock Purchase Agreements with a limited number of accredited investors pursuant to which the Company offered and sold an aggregate of 5,000,000 shares of Common Stock to such investors and received aggregate gross proceeds of $150,000.  The purchase price for the shares of Common Stock sold to these investors was $0.03 per share. The securities of the Company offered and sold to these investor were offered and sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) as transactions not involving any public offering. Each investor represented to the Company that it is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act, that it acquired the securities for investment purposes and that such securities were issued without any form of general advertising or general solicitation. Such securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In addition, on January 18, 2011, the Company awarded Mr. Michael Zuckerman, a member of its Board of Directors, 2,000,000 restricted shares of Common Stock in consideration of his efforts on behalf of the Company in addition to his board service. Further, as of February 14, 2011, the Company issued 2,500,000 shares of Common Stock to a consultant for services rendered. The issuance of the foregoing securities were exempt from registration under the Securities Act of 1933, as amended, under Section 4(2) thereof as transactions by an issuer not involving any public offering.

Item 8.01	Other Events.

Following the consummation of the transactions described in Item 1.01 of this Current Report on Form 8-K, on February 28, 2011, the Company determined to adjourn the Special Meeting of Shareholders that was to be held on March 1, 2011. The sole purpose of the Special Meeting is to consider a proposal to amend the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of Common Stock from 500,000,000 shares to 1,000,000,000 shares of Common Stock. The Company determined to adjourn the Special Meeting to March 11, 2011 in order to provide the Company’s shareholders of record as of January 14, 2011, the record date for the Special Meeting, with additional time to consider the transactions reported in this Current Report on Form 8-K prior  to the Special Meeting.

The Company has filed with the SEC a definitive proxy statement dated February 2, 2011, as supplemented, in connection with the Special Meeting. Shareholders are urged to read the definitive proxy statement, as supplemented, and other relevant materials filed by the Company with the SEC carefully because they contain important information about the proposed amendment of the Company’s Articles of Incorporation. Shareholders may obtain free copies of the definitive proxy statement, as supplemented, and other documents filed with the SEC by the Company through the Web site maintained by the SEC at http://www.sec.gov. In addition, shareholders will be able to obtain, without charge, a copy of the definitive proxy statement from the Company by submitting a written request to the Secretary of the Company at the Company’s corporate offices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman
Name: Michael Salaman
Title: Chief Executive Officer
Date: February 28, 2011